EXHIBIT 99.1

Media Contact:	Doug Kline Sempra Energy (877) 866-2066 www.sempra.com	Analysts Contacts:	Dennis Arriola/Karen Sedgwick Sempra Energy (877) 736-7727

SEMPRA ENERGY THIRD-QUARTER
EARNINGS PER SHARE RISE 26 PERCENT
    2002 Earnings Guidance of $2.55 to $2.65 per Share Reaffirmed
    2003 Earnings Guidance Set at $2.60 to $2.80 per Share
    Company Maintains Strong Investment-Grade Credit Ratings With Stable Outlook

SAN DIEGO, Oct. 22, 2002 -- Sempra Energy (NYSE: SRE) today reported earnings for the third quarter 2002 of $150 million, or $0.73 per diluted share, up from third-quarter 2001 earnings of $96 million, or $0.46 per diluted share. The third-quarter 2001 results included a one-time, after-tax charge of $0.12 per diluted share for exiting Nova Scotia. Excluding the charge, Sempra Energy's third-quarter 2002 earnings per share increased about 26 percent over last year's third quarter.

For the first nine months of 2002, Sempra Energy's net income was $443 million, an increase of 8 percent over the $410 million earned during the same period last year.

"We are pleased to continue strong financial and operating performance at a time when many of our peers in the energy sector have struggled, " said Stephen L. Baum, chairman, president and chief executive officer of Sempra Energy. "We are growing our balanced portfolio of businesses while maintaining a solid balance sheet with strong investment-grade credit ratings."

Baum reaffirmed the company/s earnings guidance for 2002 of $2.55 to $2.65 per share and provided guidance for 2003 of $2.60 to $2.80 per share.

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Sempra Energy's revenues of $1.4 billion in the third quarter 2002 were essentially unchanged from the prior year, even as electric and gas prices were significantly lower, on average, than during the third quarter 2001.

Sempra Energy Utilities -- SoCalGas and SDG&E

Net income for Southern California Gas Company (SoCalGas) in the third quarter 2002 was $56 million, compared with $57 million in the third quarter 2001.

SoCalGas recently issued $250 million of 10-year mortgage bonds. The proceeds of this offering were used to refinance debt.

Net income for San Diego Gas & Electric (SDG&E) in the third quarter 2002 was $46 million, compared with $43 million earned in the third quarter 2001. The increase was primarily due to performance-based-ratemaking (PBR) awards earned in 2000, but approved by state regulators during the quarter, partially offset by higher depreciation expense.

At the end of the third quarter, SDG&E's regulatory balancing account linked to state law AB265 was $270 million. The account, which peaked at $750 million last year, represents uncollected wholesale power costs that SDG&E is entitled to recover. Baum estimated that at the current rate the balance will be recovered by 2005.

"Our California utilities continue to deliver solid results for our customers and shareholders, and contribute to our overall earnings strength," Baum said.

Sempra Energy Trading

Net income for Sempra Energy Trading for the third quarter 2002 declined to $10 million from $31 million in the same period last year. The decrease was primarily due to reduced commodity price volatility and lower customer demand.

"Most of our competitors have either downsized or eliminated their energy-trading operations," said Baum. "Our trading operation, however, is consistently profitable and remains an integral part of our successful energy business. We operate a low-risk trading business that differs from others in the industry -- one based on transparency, liquidity and tight management controls."

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Sempra Energy Resources

Sempra Energy Resources, the wholesale power-generation subsidiary of Sempra Energy, reported earnings of $29 million in the third quarter 2002, compared with a net loss of $9 million during the same period last year. The rise in net income was due primarily to the sale of power to California Department of Water Resources (CDWR) under the company's 10-year power-supply contract. Last year's third-quarter loss was the result of discounted power sales under the same contract.

Sempra Energy Resources is on schedule with its power plant development program. The company has three power plant projects in Bakersfield, Calif., Mesquite, Ariz., and Mexicali, Mexico, that are on schedule to begin operations next year. The company also is scheduled to complete its acquisition of the 305-megawatt Twin Oaks power plant in Bremond, Texas, next month from Texas-New Mexico Power Company. More than 85 percent of Sempra Energy Resources' power capacity from these plants is under medium- to long-term contract.

Sempra Energy International

Sempra Energy International, which develops and operates utilities in international markets, reported quarterly net income of $13 million, compared with a loss of $7 million in the third quarter 2001. Last year's results included a one-time after-tax charge of $25 million for the surrender of a natural gas distribution franchise in Nova Scotia.

During the quarter, Sempra Energy International began operations of the Mexican portion of the Bajanorte Pipeline, a 215-mile natural gas transportation pipeline that originates in Arizona and crosses Baja California, Mexico, connecting to the TGN Pipeline near Tijuana, Mexico. The Bajanorte Pipeline has a capacity of 500 million cubic feet per day of natural gas to serve power plants and industrial customers on both sides of the border.

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Sempra Energy Solutions

Sempra Energy Solutions, which offers energy outsourcing and commodity services to commercial and industrial customers, reported net income of $5 million in the third quarter 2002 versus a break-even quarter last year. The company continues to gain market share as competitors exit the industry and now is a leader among energy service providers.

Internet Broadcast

Sempra Energy will broadcast a live discussion of its earnings results over the Internet today at 1 p.m. Eastern Daylight Time with Baum, Neal E. Schmale, executive vice president and chief financial officer, Frank H. Ault, senior vice president and controller, and Dennis V. Arriola, vice president of investor relations. Access is available by logging onto the Web site at www.sempra.com . For those unable to log onto the live Webcast, the teleconference will be available on replay a few hours after its conclusion by dialing (719) 457-0820 and entering passcode number 618937.

Sempra Energy, based in San Diego, is a Fortune 500 energy services holding company with 2001 revenues of $8 billion. The Sempra Energy companies' nearly 12,000 employees serve more than 9 million customers in the United States, Europe, Canada, Mexico, South America and Asia.

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This press release contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Legislation Reform Act of 1995.  When the company uses words like "believes," "expects," "anticipates," "intends," "plans," "estimates," "may,"  "would," "should" or similar expressions, or when the company discusses its strategy or plans, the company is making forward-looking statements.  Forward-looking statements are not guarantees of performance.  They involve risks, uncertainties and assumptions.  Future results may differ materially from those expressed in the forward-looking statements.  Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: national, international, regional and local economic, competitive, political, legislative and regulatory conditions and developments; actions by the California Public Utilities Commission, the California State Legislature, the California Department of Water Resources and the Federal Energy Regulatory Commission; capital market conditions, inflation rates and interest rates; energy markets, including the timing and extent of changes in commodity prices; weather conditions; business, regulatory and legal decisions; the pace of deregulation of retail natural gas and electricity delivery; the timing and success of business development efforts; and other uncertainties, all of which are difficult to predict and many of which are beyond the company's control. These risks and uncertainties are further discussed in the company's reports filed with the Securities and Exchange Commission that are available through the EDGAR system without charge at its Web site,  www.sec.gov.

Sempra Energy Solutions, Sempra Energy Trading, Sempra Energy International, Sempra Energy Resources and Sempra Energy Financial are not the same companies as the utilities, SDG&E/SoCalGas, and are not regulated by the California Public Utilities Commission.

SEMPRA ENERGY

Table A

CONSOLIDATED INCOME STATEMENT (Unaudited)

Three Months Ended

Nine Months Ended

September 30

September 30

In Millions of Dollars, Except Per Share Amounts
2002

2001

2002

2001

Operating Revenues

California utility revenues

Natural gas
$ 657

$ 605

$ 2,287

$ 3,598

Electric
354

282

950

1,392

Other operating revenues
373

530

1,101

1,441

Total
1,384

1,417

4,338

6,431

Operating Expenses

Cost of natural gas distributed
216

171

945

2,230

Electric fuel and net purchased power
81

34

221

696

Other operating expenses
588

806

1,803

2,066

Depreciation and amortization
147

146

447

428

Franchise payments and other taxes
42

41

129

149

Total
1,074

1,198

3,545

5,569

Operating Income
310

219

793

862

Other income (expense) - net
(10)

21

41

83

Preferred dividends / distributions by subsidiaries
(7)

(7)

(22)

(22)

Earnings before Interest and Taxes (EBIT)
293

233

812

923

Interest expense
74

80

224

260

Earnings before Income Taxes
219

153

588

663

Income taxes
69

57

145

253

Net Income
$ 150

$ 96

$ 443

$ 410

Weighted Average Shares Outstanding (Basic)*
204,932

204,180

205,047

203,296

Weighted Average Shares Outstanding (Diluted)*
205,366

206,586

206,263

205,123

Net Income Per Share of Common Stock (Basic)
$ 0.73

$ 0.47

$ 2.16

$ 2.02

Net Income Per Share of Common Stock (Diluted)
$ 0.73

$ 0.46

$ 2.15

$ 2.00

Dividends Declared Per Common Share
$ 0.25

$ 0.25

$ 0.75

$ 0.75

*In thousands of shares

SEMPRA ENERGY

Table B

KEY CONSOLIDATED BALANCE SHEET STATISTICS (Unaudited)

Balance at

September 30

December 31

In Millions of Dollars, Except Per Share Amounts
2002

2001

Short-Term Debt
$ 685

$ 875

Current Portion of Long-Term Debt
183

242

Long-Term Debt
3,876

3,436

Total Debt
4,744

4,553

Preferred Stock of Subsidiaries
204

204

Mandatorily Redeemable Trust Preferred Securities
200

200

Common Equity
2,727

2,692

Total Capitalization
$ 7,875

$ 7,649

Debt to Total Capitalization
60%

60%

Book Value per Share
$ 13.31

$ 13.16

Cash and Cash Equivalents
$ 420

$ 605

Available Credit Under Committed Lines - Net
$ 1,619

$ 1,560

CAPITAL EXPENDITURES AND INVESTMENTS (Unaudited)

Three Months Ended

Nine Months Ended

September 30

September 30

In Millions of Dollars
2002

2001

2002

2001

California Utilities

San Diego Gas & Electric
$ 92

$ 68

$ 274

$ 206

Southern California Gas
70

76

213

190

Total California Utilities
162

144

487

396

Global Enterprises

Trading
26

18

128

42

Resources
148

166

461

264

International
35

88

80

167

Other
17

6

27

16

Total Global Enterprises
226

278

696

489

Parent & Other
9

9

25

20

Consolidated Total
$ 397

$ 431

$ 1,208

$ 905

SEMPRA ENERGY

Table C

BUSINESS UNIT EARNINGS (Unaudited)

Three Months Ended

Nine Months Ended

September 30

September 30

In Millions of Dollars
2002

2001

2002

2001

Earnings before Interest & Taxes

California Utilities

San Diego Gas & Electric
$ 107

$ 107

$ 296

$ 332

Southern California Gas
114

126

335

352

Total California Utilities
221

233

631

684

Global Enterprises

Trading
36

61

147

321

Resources
49

(15)

103

(21)

International
12

(11)

28

12

Solutions
12

2

24

(1)

Other
(10)

(7)

(13)

32
(1)

Total Global Enterprises
99

30

289

343

Financial
(17)

(12)

(51)

(36)

Parent & Other
(10)

(18)

(57)

(68)

Consolidated EBIT
$ 293

$ 233

$ 812

$ 923

Net Income

California Utilities

San Diego Gas & Electric
$ 46

$ 43

$ 150

$ 132

Southern California Gas
56

57

167

156

Total California Utilities
102

100

317

288

Global Enterprises

Trading
10

31

73

186

Resources
29

(9)

60

(14)

International
13

(7)

30

11

Solutions
5

-

11

(4)

Other
(9)

(13)

(18)

(11)
(1)

Total Global Enterprises
48

2

156

168

Financial
9

7

23

20

Parent & Other (2)
(9)

(13)

(53)

(66)

Consolidated Net Income
$ 150

$ 96

$ 443

$ 410

(1) Includes $33 gain on the sale of Energy America ($20 after-tax).

(2) Parent interest expense is not allocated to the business units.

SEMPRA ENERGY

Table D

OTHER OPERATING STATISTICS (Unaudited)

Three Months Ended

Nine Months Ended

September 30

September 30

CALIFORNIA UTILITIES
2002

2001

2002

2001

Revenues ($ Millions)

SDG&E (excludes intercompany sales)
$ 419

$ 333

$ 1,252

$ 1,973

SoCalGas (excludes intercompany sales)
$ 592

$ 554

$ 1,985

$ 3,017

Gas Sales (BCF)
66

62

294

294

Transportation and Exchange (BCF)
175

213

446

584

Total Deliveries (BCF)
241

275

740

878

Total Gas Customers (Thousands)

5,927

5,842

Electric Sales (Millions of Kwhs)
3,787

3,888

10,652

11,831

Direct Access (Millions of Kwhs)
925

624

2,618

1,656

Total Deliveries (Millions of Kwhs)
4,712

4,512

13,270

13,487

Total Electric Customers (Thousands)

1,273

1,252

RESOURCES

Power Sold (Millions of Kwhs)
1,755

756

3,189

1,243

SOLUTIONS

Revenues ($ Millions)
45

43

126

122

INTERNATIONAL

(Represents 100% of these subsidiaries, although substantially all are less than 100% owned by Sempra Energy).

Revenues ($ Millions)
169

339

486

857

Natural Gas Sales (BCF)

Argentina
71

70

174

181

Mexico
16

13

37

32

Chile
1

1

2

2

Natural Gas Customers (Thousands)

Argentina

1,347

1,331

Mexico

81

60

Chile

35

33

Electric Sales (Millions of Kwhs)

Chile
414

446

1,310

1,259

Peru
998

919

2,959

2,772

Electric Customers (Thousands)

Chile

483

467

Peru

715

701

SEMPRA ENERGY

Table D (Continued)

TRADING

Three Months Ended

Nine Months Ended

September 30

September 30

Trading Margin
2002
2001

2002
2001

Geographical

North America
$ 73
$ 135

$ 226
$ 551

Europe/Asia
7
1

91
72

Total
$ 80
$ 136

$ 317
$ 623

Product Line

Gas
$ 32
$ 59

$ 149
$ 206

Power
18
54

68
287

Oil/Crude & Products
(5)
15

35
120

Other
35
8

65
10

Total
$ 80
$ 136

$ 317
$ 623

Physical Statistics

Natural Gas (BCF/Day)
10.8
10.2

9.8
11.0

Electric (Billions of Kwhs)
50.2
21.7

102.3
55.0

Oil & Liquid Products (Millions Bbls/Day)
1.7
2.1

2.0
2.5

Fair

Market Value

September 30
Scheduled Maturity (in months)

Liquidity of Unrealized Revenue (in millions)
2002
0 - 12
13 - 24
25 - 36
> 36

Source of Fair Value:

Exchange prices
$ (96)
$ (71)
$ 3
$ (26)
$ (2)

Prices actively quoted
507
307
136
58
6

Prices provided by other external sources
8
(10)
-
-
18

Prices based on models and other valuation methods
28
4
7
2
15

Total
$ 447
$ 230
$ 146
$ 34
$ 37

Percentage
100.0%
51.4%
32.7%
7.6%
8.3%

Cumulative Percentages

51.4%
84.1%
91.7%
100.0%

September 30
June 30
March 31
December 31

Credit Quality of Unrealized Trading Assets (net of margin)
2002
2002
2002
2001

Commodity Exchanges
6%
11%
12%
8%

Investment Grade
69%
69%
64%
72%

Below Investment Grade
25%
20%
24%
20%

Three Months Ended

Nine Months Ended

September 30

September 30

Risk Adjusted Performance Indicators
2002
2001

2002
2001

VaR at 95% (in millions) (1)
$ 6.4
$ 5.3

$ 6.1
$ 6.4

VaR at 99% (in millions) (2)
$ 9.0
$ 7.5

$ 8.6
$ 9.0

Risk Adjusted Return on Capital (RAROC) (3)
18%
35%

26%
51%

(1) Average Daily Value-at-Risk for the period using a 95% confidence level

(2) Average Daily Value-at-Risk for the period using a 99% confidence level

(3) Average Daily Trading Margin/Average Daily VaR at 95% confidence level